Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a) AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lane J. Castleton, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Abtech Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2018	/s/ Lane J. Castleton
Lane J. Castleton
Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)